Exhibit 32.1

VERRA MOBILITY CORPORATION

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Verra Mobility Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Roberts, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: August 8, 2024	By:	/s/ David Roberts
David Roberts
President and Chief Executive Officer